Capital management	12 Months Ended
Dec. 31, 2017
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Capital management
36.	Capital management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the balance between debt and equity.

The Group reviews the capital structure on an ongoing basis. As part of this review, the directors consider the cost of capital and the risks associated with each class of capital. The Group will balance its overall capital structure through the payment of dividends, new share issues and the issue of new debt or the repayment of existing debt.

The Group’s overall strategy remains unchanged from 2016.

The Group monitors capital using the liabilities to assets ratio, the percentages of which as of December 31, 2016 and 2017 were as follows:

	December 31, 2016	December 31, 2017	December 31, 2017
	NT$000	NT$000	US$000
Total liabilities	15,048,258	15,138,993	510,762

Total assets	31,295,960	33,259,942	1,122,130

Liabilities to assets ratio	48.08%	45.52%	45.52%

Compared to December 31, 2016, the liabilities to assets ratio decreased on December 31, 2017 was due to the acquisition of production equipment required.